Exhibit 16

POWER OF ATTORNEY

The undersigned, being officers and Directors of:

1.	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ); and

2.	BlackRock MuniYield New Jersey Quality Fund, Inc. (MIJ) (collectively, the “Funds”);

do hereby, appoint John M. Perlowski, Robert W. Crothers, Neal J. Andrews, Janey Ahn, Jay M. Fife and Benjamin Archibald, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officer or Director with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Funds with the Securities and Exchange Commission (“SEC”) pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the “Acts”), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

[Remainder of Page Intentionally Blank]

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: December 5, 2014

Signature	Title

/s/ John M. Perlowski	President and Chief Executive Officer
John M. Perlowski

/s/ Neal J. Andrews	Chief Financial Officer
Neal J. Andrews

/s/ Michael J. Castellano	Director
Michael J. Castellano

/s/ Richard E. Cavanagh	Director
Richard E. Cavanagh

/s/ Frank J. Fabozzi	Director
Frank J. Fabozzi

/s/ Kathleen F. Feldstein	Director
Kathleen F. Feldstein

/s/ James T. Flynn	Director
James T. Flynn

/s/ Jerrold B. Harris	Director
Jerrold B. Harris

/s/ R. Glenn Hubbard	Director
R. Glenn Hubbard

/s/ W. Carl Kester	Director
W. Carl Kester

/s/ Karen P. Robards	Director
Karen P. Robards

/s/ Paul L. Audet	Director
Paul L. Audet

/s/ Henry Gabbay	Director
Henry Gabbay

Signature Page to N-14 Power of Attorney

POWER OF ATTORNEY

The undersigned, being officers and directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (the “Fund’) do hereby, appoint John M. Perlowski, Robert W. Crothers, Neal J. Andrews, Janey Ahn, Jay M. Fife and Benjamin Archibald, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officer or director with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Fund (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Fund with the Securities and Exchange Commission (“SEC”) pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the “Acts”), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

[Remainder of Page Intentionally Blank]

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: December 31, 2014

Signature	Title

/s/ John M. Perlowski	President, Chief Executive Officer and Director
John M. Perlowski

/s/ Barbara G. Novick	Director
Barbara G. Novick

Signature Page to MUJ N-14 Power of Attorney